UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 9, 2011

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01.	Other Events.

On September 9, 2011, BGC GP, LLC, a subsidiary of BGC Partners, Inc. (the “Company”) and the General Partner of the Company’s majority-owned subsidiary, BGC Holdings, L.P. (the “Partnership”), and Cantor Fitzgerald, L.P., the Majority in Interest Exchangeable Limited Partner of the Partnership, entered into the Seventh Amendment to the Agreement of Limited Partnership of the Partnership, effective as of April 1, 2011 (the “Amendment”). The Amendment was entered into principally to create new classes of Partnership units in order to provide flexibility to the Company and the Partnership in using units in connection with compensation arrangements and acquisitions.

The Amendment creates five new classes of units in the Partnership, all of which shall be considered Working Partner Units. Four new units, AREUs, ARPUs, APSUs, and APSIs, are identical in all respects to existing REUs, RPUs, PSUs and PSIs, respectively, for all purposes under the Partnership Agreement, except that (i) until any related distribution conditions specified in the applicable award agreement are met, if ever, only net losses shall be allocable with respect to such units; and (ii) no distributions shall be made until such distribution conditions are met. The other new unit, the PSE, is identical in all respects to existing PSUs for all purposes under the Partnership Agreement, except that (x) PSEs shall require minimum distributions of no less than $0.015 per fiscal quarter; and (y) such distributions may be delayed for up to four quarters in the discretion of the General Partner.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Amendment was approved by the Audit Committee of the Board of Directors of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	BGC Holdings, L.P. Seventh Amendment to Agreement of Limited Partnership, as Amended and Restated, dated as of September 9, 2011, and effective as of April 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: September 15, 2011	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and Chief Executive Officer

Exhibit List

Exhibit No.	Description

10.1	BGC Holdings, L.P. Seventh Amendment to Agreement of Limited Partnership, as Amended and Restated, dated as of September 9, 2011, and effective as of April 1, 2011